Exhibit 10.38.4

Voting and Lock-Up Agreement

This Voting Agreement (this “Agreement”), dated as of October __, 2025 is entered into by and among the undersigned stockholders (each, a “Stockholder” and together, the “Stockholders”) of Beneficient, a Nevada corporation (the “Company”), and the Company. The Company and the Stockholders are each sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, pursuant to the terms of that certain letter dated October 1, 2025 (the “Conversion Notice”), regarding a limited waiver for the conversion of Preferred Series A Subclass 1 Unit Accounts (“Preferred A-1 Unit Accounts”) of Beneficient Company Holdings, L.P. (“BCH”), the Stockholders have elected to convert certain Preferred A-1 Unit Accounts held by the Stockholders into shares of Company’s Class A Common Stock, par value $0.001 per share (the “Class A Common Stock” and such shares, the “Conversion Shares”), pursuant to the terms of that certain Ninth Amended and Restated Limited Partnership Agreement of BCH, dated April 18, 2024, as amended, and that certain Exchange Agreement, dated June 7, 2023, by and among the Company, BCH and Beneficient Company Group, L.L.C.; and

WHEREAS, the Conversion Notice requires, as a condition to the Limited Conversion (as defined in the Conversion Notice) that the Stockholders enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, and agreements set forth below and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:

1.	Definitions.

When used in this Agreement, the following terms shall have the meanings assigned to them in this Section 1.

(a) “Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Securities and Exchange Act of 1934, as amended, and a person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such rule (in each case, irrespective of whether or not such rule is actually applicable in such circumstance). For the avoidance of doubt, “Beneficially Own” and “Beneficial Ownership” shall also include record ownership of securities.

(b) “Beneficial Owner” shall mean the person who Beneficially Owns the referenced securities.

2.	Representations of Stockholder.

Each of the Stockholders individually hereby represents and warrants to the Company that:

(a) Ownership of Shares. Upon completion of the Limited Conversion, such Stockholder: (i) is the Beneficial Owner of, and has good and marketable title to, all of the Conversion Shares set forth on Schedule I hereto (the “Original Conversion Shares” and, together with any additional shares of Class A Common Stock acquired pursuant to Section 5, the “Shares”), free and clear of any proxy, voting restriction, adverse claim, or other liens, other than those created by this Agreement, the Conversion Notice or under applicable federal or state securities laws; and (ii) has the sole voting and sole disposition power over all of the Shares. Except pursuant to this Agreement and the Conversion Notice, there are no options, warrants, or other rights, agreements, arrangements, or commitments of any character to which such Stockholder is a party relating to the pledge, disposition, or voting of any of the Original Conversion Shares and there are no voting trusts or voting agreements with respect to the Original Conversion Shares.

(b) Power and Authority; Binding Agreement. Such Stockholder has full power and authority and legal capacity to enter into, execute, and deliver this Agreement and to perform fully such Stockholder’s obligations hereunder (including delivering the proxy described in Section 3(b) below). This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes the legal, valid, and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally.

(c) No Conflict. The execution and delivery of this Agreement by such Stockholder does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, conflict with or violate any law (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, or result in the creation of any lien on any of the Shares pursuant to, any agreement or other instrument or obligation (including organizational documents) binding upon such Stockholder or any of the Shares.

(d) No Consents. No consent, approval, order, or authorization of, or registration, declaration, or filing with, any governmental entity or any other person on the part of such Stockholder is required in connection with the valid execution, delivery, or performance of this Agreement.

(e) No Litigation. There is no action, suit, investigation, or proceeding (whether judicial, arbitral, administrative, or otherwise) pending against, or, to the knowledge of such Stockholder, threatened against or affecting, such Stockholder that could reasonably be expected to materially impair or materially adversely affect the ability of such Stockholder to perform such Stockholder’s obligations hereunder or to consummate the transactions contemplated by this Agreement on a timely basis.

3.	Agreement to Vote Shares; Irrevocable Proxy.

(a) Agreement to Vote and Approve. Each of the Stockholders irrevocably and unconditionally agrees during the term of this Agreement, at any annual or special meeting of the Company, and at every adjournment or postponement thereof, to vote or cause the holder of record to vote the Shares in favor of the recommendation of the Company’s Board of Directors (the “Board”), except that this Agreement shall not apply to any election of the members of the Board.

(b) Irrevocable Proxy. Each of the Stockholders hereby appoints the Company and any designee Company, and each of them individually, until the Expiration Time (as defined below) (at which time this proxy shall automatically be revoked), as its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the term of this Agreement with respect to the Shares in accordance with Section 3(a). This proxy and power of attorney is given to secure the performance of the duties of the Stockholders under this Agreement. The Stockholders shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by the Stockholders shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy, and shall revoke any and all prior proxies granted by the Stockholders with respect to the Shares. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.

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4.	No Voting Trusts or Other Arrangement.

Each Stockholder agrees that, during the term of this Agreement, such Stockholder will not, and will not permit any person under such Stockholder’s control to, deposit any of the Shares in a voting trust, grant any proxies with respect to the Shares, or subject any of the Shares to any arrangement with respect to the voting of the Shares, in each case other than those entered into with, or otherwise for the benefit of, the Company.

5.	Additional Shares.

Each of the Stockholders agrees that in the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares, or the like of the capital stock of the Company affecting the Shares prior to the Expiration Time (as defined below), the terms of this Agreement shall apply to the resulting securities and such resulting securities shall be deemed to be “Shares” for all purposes of this Agreement.

6.	Termination of Voting Provisions.

Sections 3, 4 and 5 of this Agreement shall terminate on October 1, 2028 (the “Expiration Time”); provided, however, that (i) this Section 6 shall survive the termination of this Agreement and remain in full force and effect, (ii) nothing in this Section 6 shall relieve or otherwise limit the liability of any Party for any intentional breach of Sections 3, 4 and 5 of this Agreement prior to such termination and (iii) in the event that Brad K. Heppner and any affiliates or nominees of Brad K. Heppner or his affiliates are appointed to and constitute a majority of the Board, Sections 3, 4 and 5 of this Agreement shall terminate immediately.

7.	Lockup Provisions.

(a) Each of the Stockholders agrees that during the period of time beginning on the date hereof and ending on October 1, 2028 (the “Lockup Period”) that it will not directly or indirectly, sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any of the Shares or publicly announce its intention to transfer any Shares, provided that (i) for the avoidance of doubt, the Stockholders may transfer any Shares to one of its subsidiaries or affiliates, (ii) this Section 7 shall not limit or apply to any assignment and forfeiture of any Shares pursuant to the terms of the Conversion Notice, and (iii) this Section 7 shall not prohibit a transfer in connection with a sale of the Company.

(b) If any transfer is made or attempted contrary to the provisions of this Agreement, such purported transfer shall be null and void ab initio, and the Company shall refuse to recognize any such purported transferee of the Shares as one of its equity holders for any purpose. In order to enforce this Section 7(b), the Company may impose stop-transfer instructions with respect to the Shares until the end of the Lockup Period.

(c) During the Lockup Period, the Shares shall contain a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A VOTING AND LOCK-UP AGREEMENT, DATED AS OF OCTOBER 1, 2025, BY AND BETWEEN THE ISSUER OF SUCH SECURITIES (THE “ISSUER”) AND THE ISSUER’S SECURITY HOLDER NAMED THEREIN. A COPY OF SUCH AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

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8.	Further Assurances.

Each of the Stockholders agrees, from time to time, and without additional consideration, to execute and deliver such additional proxies, documents, and other instruments and to take all such further action as the Company may reasonably request to consummate and make effective the transactions contemplated by this Agreement.

9.	Specific Performance.

Each Party hereto acknowledges that it will be impossible to measure in money the damage to the other Party if a Party fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other Party will not have an adequate remedy at law or in damages. Accordingly, each Party agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the seeking of such relief on the basis that the other Party has an adequate remedy at law. Each Party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with the other Party’s seeking or obtaining such equitable relief.

10.	Entire Agreement.

This Agreement supersedes all prior agreements, written or oral, between the Parties with respect to the subject matter hereof and contains the entire agreement between the Parties with respect to the subject matter hereof. This Agreement may not be amended or supplemented, and no provisions hereof may be modified or waived, except by an instrument in writing signed by both Parties. No waiver of any provisions hereof by either Party shall be deemed a waiver of any other provisions hereof by such Party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such Party.

11.	Notices.

All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given upon the earlier of: (a) when delivered by hand (providing proof of delivery); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); or (c) on the date sent by email if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient. Such communications must be sent to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 11):

If to the Company:	Beneficient 325 North St. Paul Street, Suite 4850 Dallas, Texas 75201 Attn: David Rost Email: david.rost@beneficient.com

with a copy (which will not constitute notice) to:	Haynes and Boone, LLP 2801 N. Harwood Street, Suite 2300 Dallas, Texas 75201 Attn: Matt Fry Email: matt.fry@haynesboone.com

If to the Stockholders, to:	See the address set forth directly across from each Stockholder’s name on Schedule I hereto.

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12.	Miscellaneous.

(a) Governing Law. This Agreement, and all legal actions (whether based on contract, tort, or statute) arising out of or relating to, or in connection with this Agreement or the actions of any of the Parties in the negotiation, administration, performance, or enforcement hereof, shall be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Nevada.

(b) Submission to Jurisdiction. Each of the Parties irrevocably agrees that any legal action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other Party or its successors or assigns shall be brought and determined exclusively in the State of Nevada, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such legal action, in the federal district court for the District of Nevada. Each of the Parties agrees that service of process or other papers in connection with any such legal action in the manner provided for notices in Section 11 or in such other manner as may be permitted by applicable law will be valid and sufficient service thereof. Each of the Parties hereby irrevocably submits with regard to any such legal action for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court or tribunal other than the aforesaid courts. Each of the Parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim, or otherwise, in any legal action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder: (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 12(b); (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment, or otherwise); and (iii) to the fullest extent permitted by applicable law, any claim that (x) the suit, action, or proceeding in such court is brought in an inconvenient forum, (y) the venue of such suit, action, or proceeding is improper, or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(c) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12(C).

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(d) Severability. If any term or provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. A signed copy of this Agreement delivered by facsimile, email, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

(f) Interpretation. The section headings herein are for convenience of reference only, do not constitute part of this Agreement, and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, such reference shall be to a section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” As used herein, the word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if,” and the word “or” is not exclusive. The words “hereof,” “herein,” “hereby,” “hereto,” and “hereunder,” and words of similar import, when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(g) Assignment. No Party may assign any of its rights or obligations under this Agreement without the prior written consent of the other Party, except that the Company may assign, in its sole discretion, all or any of its rights, interests, and obligations hereunder to an affiliate of the Company without the prior written consent of the Stockholders. Subject to the immediately preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the Parties and their respective successors and permitted assigns. Any assignment contrary to the provisions of this Section 12(g) shall be null and void.

(h) No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person other than the Parties and their respective successors and permitted assigns, any legal or equitable right, benefit, or remedy of any nature under or by reason of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

BENEFICIENT

By
Name:	David B. Rost
Title:	General Counsel

STOCKHOLDERS

Altiverse Capital Markets, LLC

By: Hicks Holdings Operating, LLC, its managing member

By
Name:	Thomas O. Hicks
Title:	Member

Beneficient Holdings, Inc.

By
Name:	Brad K. Heppner
Title:	Authorized Signatory

Hicks Holdings Operating, LLC

By
Name:	Thomas O. Hicks
Title:	Member

Bruce W. Schnitzer

Signature Page to Voting Agreement

Richard W. Fisher

James G. Silk

THE LT-1 EXCHANGE TRUST

By: Delaware Trust Company, not in its individual capacity but solely as trustee

By:
Name:
Title:

THE LT-2 EXCHANGE TRUST

By: Delaware Trust Company, not in its individual capacity but solely as trustee

By:
Name:
Title:

THE LT-3 EXCHANGE TRUST

By: Delaware Trust Company, not in its individual capacity but solely as trustee

By:
Name:
Title:

Signature Page to Voting Agreement

THE LT-4 EXCHANGE TRUST

By: Delaware Trust Company, not in its individual capacity but solely as trustee

By:
Name:
Title:

THE LT-5 EXCHANGE TRUST

By: Delaware Trust Company, not in its individual capacity but solely as trustee

By:
Name:
Title:

THE LT-6 EXCHANGE TRUST

By: Delaware Trust Company, not in its individual capacity but solely as trustee

By:
Name:
Title:

THE LT-7 EXCHANGE TRUST

By: Delaware Trust Company, not in its individual capacity but solely as trustee

By:
Name:
Title:

THE LT-8 EXCHANGE TRUST

By: Delaware Trust Company, not in its individual capacity but solely as trustee

By:
Name:
Title:

Signature Page to Voting Agreement

Schedule I

Stockholder	Address	Original Conversion Shares
Altiverse Capital Markets, LLC
Beneficient Holdings, Inc.
Hicks Holdings Operating, LLC
Bruce W. Schnitzer
Richard W. Fisher
James G. Silk
The LT-1 Exchange Trust
The LT-2 Exchange Trust
The LT-3 Exchange Trust
The LT-4 Exchange Trust
The LT-5 Exchange Trust
The LT-6 Exchange Trust
The LT-7 Exchange Trust
The LT-8 Exchange Trust

Signature Page to Voting Agreement